STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest earned on notes receivable from participants	$ 321	$ 288
Net investment income from Master Trust	196,170	181,711
Total investment income	196,491	181,999
Contributions:
Employee	25,800	29,000
Employer	8,174	6,845
Total contributions	33,974	35,845
Revenue credit	160	223
Total additions	230,625	218,067
Deductions from net assets attributed to:
Benefits paid to participants	180,274	183,835
Administrative and other expenses	459	583
Total deductions	180,733	184,418
Net increase	49,892	33,649
Beginning of year	1,299,322	1,265,673
End of year	$ 1,349,214	$ 1,299,322